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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K
                                 CURRENT REPORT
                        Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934



Date of Report (Date of earliest event reported):     December 31, 2001
                                                 -----------------------------


                           IMX PHARMACEUTICALS, INC.
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               (Exact Name of Registrant as Specified in Charter)

           Utah                        000-30294             87-0394290
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(State or other jurisdiction          (Commission          (IRS Employer
     of incorporation)                File Number)         Identification No.)



Suite 2902, 140 Broadway, New York, New York                     10005
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 (Address of Principal Executive Offices)                       (Zip Code)




Registrant's telephone number, including area code:         212-509-9500
                                                 -----------------------------


                         No Exhibits are filed herewith
                            Total Number of Pages: 2

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ITEM 8.  Change in Fiscal Year.

On December 31, 2001, the Board of Directors of IMX Pharmaceuticals, Inc. (the "Company") approved the change of the Company's fiscal year from a fiscal year beginning on January 1 and ending on December 31 of that year to a fiscal year beginning on July 1 of each year and ending on June 30 of the succeeding year, effective as of July 1, 2001.


                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   IMX PHARMACEUTICALS, INC.



Date: January 15, 2002             By: /s/ Adrian Stecyk
                                       -------------------------------
                                       Name:  Adrian Stecyk
                                       Title: President and Chief Executive
                                              Officer